UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2007 CMS Energy Corporation ("CMS Energy") announced that it and its wholly owned subsidiaries CMS Electric and Gas, LLC ("CMS Electric and Gas") and CMS Energy Brasil S.A. ("CMS Brasil") had entered into a Share Purchase Agreement, dated as of April 12, 2007 (the "Agreement") with CPFL Energia S.A, a Brazilian utility company ("CPFL"). Pursuant to the Agreement CMS Electric and Gas will sell CMS Brasil, which is a holding company for a group of Brazilian electric distribution companies and related electric generating assets for US$211.1million. CMS Brasil provides electric service to about 172,000 customers, primarily in the state of Sao Paulo. A CMS Energy-issued News Release dated April 12, 2007, which is attached as Exhibit 99.1and incorporated by reference, contains additional information with respect to the transaction.

The Agreement contains a number of representations and warranties covering matters typically addressed in stock purchase and asset sale agreements. The Agreement includes a post-closing indemnity pursuant to which the parties shall indemnify each other for damages arising from breaches of representations and warranties and in the case of CMS Energy and CMS Electric and Gas, certain other scheduled items. The survival period is generally one year from the date of the Agreement.

Closing is subject to certain conditions, including the approval by Agencia Nacional de Energia Eletrica which is the Brazilian national electric utility regulatory agency. The sale is expected to close by the end of the second quarter. However, CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Share Purchase Agreement dated as of April 12, 2007 by and among CMS Electric and Gas, L.L.C., CMS Energy Brasil S.A. and CPFL Energia S.A. together with CMS Energy Corporation (solely for the limited purposes of Section 8.9)

99.1 CMS Energy Corporation News Release dated April 12, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

April 16, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

April 16, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Share Purchase Agreement dated as of April 12, 2007 by and among CMS Electric and Gas, L.L.C., CMS Energy Brasil S.A. and CPFL Energia S.A. together with CMS Energy Corporation (solely for the limited purposes of Section 8.9)
99.1	CMS Energy Corporation News Release dated April 12, 2007